UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2020

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54495	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Redwood Shores Pkwy, Suite 315, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

(650) 206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective November 6, 2020, Keith Vendola the current Chief Financial Officer of Rezolute, Inc. (the “Company”) was promoted to Chief Strategy Officer of the Company. As a result, Mr. Vendola will no longer serve as the Company's Chief Financial Officer.

The Company's Chief Executive Officer, Nevan Elam, will be acting as the Company’s principal financial officer, until a new principal financial officer has been hired. The Company has begun a search for a new principal financial officer and will announce such person as soon as one has been hired.

Item 7.01 Regulation FD Disclosure.

On November 5, 2020, the Company issued a press release regarding its uplisting to the Nasdaq Capital Market. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Information.

On January 31, 2013, the Company closed a reverse merger transaction. In connection with the closing of the reverse merger transaction, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 6, 2013 (the “Prior 8-K”). The Company has determined that the Item 5.06 disclosure related to a change in shell company status that was inadvertently provided. The Company has determined that its Predecessor entity “Fits My Style” was not a “shell company”. As a result, the Company is not currently and has never been a “shell company”.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: November 6, 2020	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer